Exhibit 32.2

CFO CERTIFICATION PURSUANT TO 18 U.S.C. SECTION 1350
AS ADOPTED PURSUANT TO
SECTION 906 OF THE SARBANES-OXLEY ACT OF 2002

In connection with the Quarterly Report of Computer Associates International, Inc., a Delaware corporation (the “Company”), on Form 10-Q/A for the fiscal quarter ending December 31, 2003 as filed with the Securities and Exchange Commission (the “Report”), I, Jeff Clarke, Chief Operating Officer and Chief Financial Officer of the Company, certify, pursuant to 18 U.S.C. Section 1350, as adopted pursuant to §906 of the Sarbanes-Oxley Act of 2002, that to my knowledge:

(1) The Report fully complies with the requirements of Section 13(a) or 15(d) of the Securities Exchange Act of 1934; and

(2) The information contained in the Report fairly presents, in all material respects, the financial condition and results of operations of the Company.

/s/ Jeff Clarke

Jeff Clarke
Chief Operating Officer and Chief Financial Officer
June 14, 2004